UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2025
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 12, 2025, CoreWeave, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.
Item 8.01 Other Information

In connection with the Company’s initial public offering (“IPO”) of Class A common stock, all of the Company’s directors and officers, the selling stockholders in the IPO, and the holders of substantially all of the Company’s Class A common stock and securities directly or indirectly convertible into or exchangeable or exercisable for the Company’s Class A common stock are subject to lock-up agreements with the underwriters in the IPO or market standoff agreements with the Company that, subject to certain exceptions, restrict such holder’s ability to sell or transfer the holder’s shares or otherwise engage in certain transactions related thereto. Such restrictions terminate on the earlier of (i) the close of trading on the second trading day after the date that the Company’s publicly announces earnings for the quarter ended June 30, 2025 and (ii) 180 days after March 31, 2025 (the “Restricted Period”).

On August 12, 2025, the Company’s publicly announced its earnings for the quarter ended June 30, 2025, and, as a result, the Restricted Period is expected to end at the close of trading on August 14, 2025.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by CoreWeave, Inc. dated August 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2025

COREWEAVE, INC.

By:	/s/ Nitin Agrawal
Name:	Nitin Agrawal
Title:	Chief Financial Officer